UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23763

First Trust Real Assets Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2217

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

FIRST TRUST REAL ASSETS FUND

Class I Shares - FTREX

Annual Report

March 31, 2023

First Trust Real Assets Fund

This report and the financial statements contained herein are provided for the general information of the shareholders of the First Trust Real Assets Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST REAL ASSETS FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Executive-Level Overview

We like to preface our Annual Shareholder Letter with an Executive-Level Overview to reinforce our investment process and current mindset in present market conditions. The prior year could be characterized by elevated volatility across both equity and credit markets, largely driven from significant and consecutive interest rate hikes from the Federal Reserve (the “Fed”). We continue to be cognizant of the current headline risks that have kept many investors cautious and continue to consider our investment decisions and portfolio management framework in this context. Despite the surface-level recovery observed across most public risk markets in early 2023, many fundamental themes and developments continue to play out under the veil of strong headline performance. As the direct and indirect implications of these themes on both public and private markets become more apparent, investors must constantly reassess these forces and the impact on their portfolios. In periods of such significant volatility, both to the upside and downside, it becomes inherently more difficult for investors to position portfolios and adjust to new data. In our view, these market environments result in a host of investment implications which tend to manifest themselves in reduced deal volumes, investor base turnover, and pronounced shifts in investor biases.

While we actively consider and monitor many of those macro-level risks and their effects on global capital markets, we remain steadfast in our effort to help investors build durable portfolios that we believe provide a high probability of generating positive absolute performance regardless of the broader market environment and throughout various market cycles over the long term. We remain confident in this approach as one that should result in stronger risk-adjusted returns for investors through market cycles.

This year we are particularly proud to have expanded our registered product lineup to bring more differentiated offerings to investors in a variety of structures that leverage the First Trust Alternative Investment Research team. We work to bring solutions to the marketplace that offer convenient access to the illiquidity premium observed in many alternative investment markets that will help more investors achieve better outcomes and meet their financial goals.

As is customary in our Annual Shareholder Letter, we will review what we believe to be the important drivers of performance and opportunity in the Fund for the past fiscal year period.

First Trust Capital Management L.P. | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700

First Trust Real Assets Fund

Given the inception date of May 2, 2022, performance for a 1-year rolling time period is not yet available. Since inception, the strategy was down -2.03%, in comparison to the Fund’s benchmark the Bloomberg Investment Grade REITs Total Return Index which returned -2.89% over that time period. As interest rates rose at their fastest and most meaningful clip in over a decade in 2022, many rate-sensitive asset classes saw meaningful valuation adjustments over the lookback period. Real Estate Equity exposure was not immune from those valuation corrections and the downward pressure observed across the broader real estate market impacted the exposure and managers within the Fund. The negative return of -1.32% in the equity-centric parts of the Fund was partially offset by the credit line-items within the Fund, which were positive contributors since inception of the Fund, adding in aggregate +0.22% of gross attribution to the Fund.

The underlying managers of the funds that we are invested in across the real estate sector tell a uniform story of a highly attractive real estate lending market today, as traditional lenders and channels of financing have dried up, forcing higher quality borrowers investing in higher quality assets to look at alternative lending solutions. We continue to expect private market lenders to tap into higher quality assets at what we believe represent historically attractive risk adjusted return levels. Based on the current and go-forward expected yields of underlying positions within the Fund, we remain confident in the Fund’s ability to generate income sufficient to make distributions to Fund shareholders.

As core real estate may continue to see valuation pressures moving forward, we maintain our thesis of it being imperative to be selective in identifying relative value within real-estate sectors over the intermediate term. As sales volumes and price discovery have provided us with more clarity, we made the decision to let the Fund’s underlying core-real estate investments within the real-estate sub strategy decrease organically. We chose to add incremental capital to more defensive and diversified real-estate managers with exposure to more recession resilient asset types such as asset-based lending, self-storage, medical offices, and non-luxury multi-family housing. Additionally, we continue to place a premium on real estate equity strategies with significant cash balances and conservative use of leverage as we view those managers and strategies as being much better positioned with an increased level of flexibility moving forward.

The heterogenous nature of private investment real-estate markets will be on full display moving forward and we believe that our ability to identify and invest in differentiated and well positioned real estate investments should keep the Fund well positioned relative to our broader peer group.

As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.

First Trust Capital Management L.P. | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700

Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy

Chief Executive Officer, Co-Chief Investment Officer	Co-Chief Investment Officer
mpeck@firsttrustcapital.com	bmurphy@firsttrustcapital.com

First Trust Capital Management L.P. | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700

First Trust Real Assets Fund
FUND PERFORMANCE
March 31, 2023 (Unaudited)

Performance of a $10,000 Investment

12,000
10,000
8,000
6/29/22
6/22
9/22
12/22
3/23
First Trust Real Assets Fund (Class I Shares)
Bloomberg Investment Grade: REITs (USD) Index

This graph compares a hypothetical $10,000 investment in the Fund’s Class I Shares with a similar investment in the Bloomberg Investment Grade: REITs (USD) Index. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The Bloomberg Investment Grade: REITs (USD) Index measures the performance of the U.S. investment grade REIT market. The index invests in investment grade real estate company securities in the United States. The index is unmanaged and it is not available for investment.

Cumulative Total Returns as of March 31, 2023	Since Inception
First Trust Real Assets Fund - Class I (Inception Date June 29, 2022)	(1.93)%
Bloomberg Investment Grade: REITs (USD) Index	(0.06)%

Performance of a $10,000 Investment and Cumulative Total Returns are from the date of the offering of shares to the public on June 29, 2022.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.

Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights Section of this report. Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5/12/2023	Report Provided by FundStation ™

grant thornton llp Grant Thornton Tower 171 N. Clark Street, Suite 200 Chicago, IL 60601 D +1 312 856 0200 F +1 312 602 8099

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

First Trust Real Assets Fund

Opinion on the financial statements

We have audited the accompanying consolidated statement of assets and liabilities of First Trust Real Assets Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2023, the related consolidated statements of operations, changes in net assets, and cash flows and financial highlights for the period from May 2, 2022 (commencement of operations) through March 31, 2023, and the related consolidated notes (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations, the changes in net assets and its cash flows and financial highlights for the period from May 2, 2022 (commencement of operations) through March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodians, underlying fund managers and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the auditor of one or more of First Trust Capital Management L.P.’s investment companies since 2016.

Chicago, Illinois

May 30, 2023

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

First Trust Real Assets Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of March 31, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES — 13.8%
$303,900	BRAVO Residential Funding Trust 2021-A Series 2021-A, Class A1, 1.99%, 10/25/2059[1,2,3]	$288,603
150,000	Bryant Park Commercial Real Estate Partners I LP Series 2022-FL2, Class C, 9.19% (1-Month Term SOFR+450 basis points), 1/16/2037[1,2,4]	148,412
200,000	Deephaven Residential Mortgage Trust Series 2021-2, Class B1, 3.17%, 4/25/2066[1,2,5]	136,991
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes Series 2022-HQA3, Class M2, 9.91% (30-Day SOFR Average+535 basis points), 8/25/2042[1,2,4]	244,680
250,000	GCAT 2021-NQM6 Trust Series 2021-NQM6, Class M1, 3.41%, 8/25/2066[1,2,5]	172,462
190,653	GCAT 2022-NQM4 Trust Series 2022-NQM4, Class A3, 5.73%, 8/25/2067[1,2,3]	187,832
200,000	Home RE Ltd. Series 2019-1, Class M2, 8.10% (1-Month USD Libor+325 basis points), 5/25/2029[1,2,4]	201,735
	JP Morgan Mortgage Trust 2016-4
180,985	Series 2016-4, Class B3, 3.82%, 10/25/2046[1,2,5]	160,376
120,700	Series 2016-4, Class B4, 3.82%, 10/25/2046[1,2,5]	79,922
164,712	Series 2016-4, Class B5, 3.82%, 10/25/2046[1,2,5]	75,966
149,556	Med Trust Series 2021-MDLN, Class G, 9.94% (1-Month USD Libor+525 basis points), 11/15/2038[1,4,5]	137,145
250,000	New Residential Mortgage Loan Trust Series 2022-NQM1, Class M1, 3.60%, 4/25/2061[1,2,5]	170,256
227,930	Pretium Mortgage Credit Partners LLC Series 2021-RN1, Class A1, 1.99%, 2/25/2061[1,2,3]	214,267
232,299	PRPM 2021-3 LLC Series 2021-3, Class A1, 1.87%, 4/25/2026[1,2,3]	222,578
201,596	PRPM 2021-6 LLC Series 2021-6, Class A1, 1.79%, 7/25/2026[1,2,3]	186,574
200,000	Radnor RE 2022-1 Ltd. Series 2022-1, Class M1B, 11.31% (30-Day SOFR Average+675 basis points), 9/25/2032[1,2,4]	212,495
200,000	Triangle RE Ltd. Series 2021-3, Class M2, 8.31% (30-Day SOFR Average+375 basis points), 2/25/2034[1,2,4,5]	191,474
200,000	Verus Securitization Trust 2021-1 Series 2021-1, Class M1, 1.97%, 1/25/2066[1,2,5]	127,773
	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,347,310)	3,159,541

See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2023

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 2.1%
$200,000	Bellemeade Re Ltd. Series 2022-1, Class M2, 9.16% (30-Day SOFR Average+460 basis points), 1/26/2032[1,2,4]	$189,891
300,000	Eagle RE Ltd. Series 2020-1, Class B1, 7.69% (1-Month USD Libor+285 basis points), 1/25/2030[1,2,4]	288,723
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $475,075)	478,614

Number of Shares
		PRIVATE INVESTMENT FUNDS — 24.2%
465,543		Cbre U.S. Core Partners, LP	853,536
N/A	[8]	Hillpointe Workforce Partnership IV, LP6	110,000
N/A	[8]	Nuveen Real Estate U.S. Cities Multifamily Fund LP	201,829
N/A	[8]	Oak Street Real Estate Capital Net Lease Property Fund, LP	1,101,318
N/A	[8]	Pender Capital Asset Based Lending Fund I, LP	2,900,000
N/A	[8]	Wynwood BN, LLC	350,000
		TOTAL PRIVATE INVESTMENT FUNDS
		(Cost $5,620,000)	5,516,683
		REAL ESTATE INVESTMENT TRUSTS — 37.3%
		REAL ESTATE — 37.3%
65,424		Bailard Real Estate Investment Trust LP	2,266,927
71,592		Invesco Real Estate Income Trust, Inc.	2,173,972
107,365		Jones Lang LaSalle Income Property Trust, Inc. - Class M-I	1,478,413
63,139		RREEF Property Trust, Inc. - Class D	945,826
65,800		Starwood Real Estate Income Trust, Inc.	1,665,332
			8,530,470
		TOTAL REAL ESTATE INVESTMENT TRUSTS
		(Cost $9,150,000)	8,530,470
		SHORT-TERM INVESTMENTS — 19.7%
4,497,450		Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 4.66%[7]	4,497,450
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $4,497,450)	4,497,450
		TOTAL INVESTMENTS — 97.1%
		(Cost $23,089,835)	22,182,758
		Assets in Excess of Other Liabilities — 2.9%	657,259
		TOTAL NET ASSETS — 100.0%	$22,840,017

LLC — Limited Liability Company

See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2023

LP — Limited Partnership

[1] Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $3,638,155, which represents 15.93% of the total net assets of the Fund.
[2] Callable.
[3] Step rate security.
[4] Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[5] Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[6] All or a portion of this investment is a holding of FTRAF Sub1 LLC.

7 The rate is the annualized seven-day yield at period end.

8 Investment does not issue shares.

Securities With Restrictions on	Redemptions	Redemption			Original
Redemptions	Permitted	Notice Period	Cost	Fair Value	Acquisition Date
Bailard Real Estate Investment Trust, Inc.[1]	Quarterly	30 Days	$2,350,000	$2,266,927	6/29/2022
Cbre U.S. Core Partners, LP1	Quarterly	60 Days	950,000	853,536	9/30/2022
Hillpointe Workforce Partnership IV, LP1	Not Permitted	N/A	110,000	110,000	3/9/2023
Invesco Real Estate Income Trust, Inc.	Monthly	30 Days	2,300,000	2,173,972	4/29/2022
Nuveen Real Estate U.S. Cities Multifamily Fund LP1	Quarterly	45 Days	225,000	201,829	10/3/2022
Oak Street Real Estate Capital Net Lease Property Fund, LP1	Quarterly	60 Days	1,085,000	1,101,318	10/31/2022
Pender Capital Asset Based Lending Fund I, LP1	Quarterly	90 Days	2,900,000	2,900,000	5/2/2022
Starwood Real Estate Income Trust, Inc.	Monthly	2 Days	1,800,000	1,665,332	4/29/2022
Wynwood BN, LLC[1]	Not permitted	N/A	350,000	350,000	1/26/2023
Totals:			$12,070,000	$11,622,914

1 Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.

See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund

SUMMARY OF INVESTMENTS

As of March 31, 2023 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	13.8%
Collateralized Mortgage Obligations	2.1%
Private Investment Funds	24.2%
Real Estate Investment Trusts	37.3%
Short-Term Investments	19.7%
Total Investments	97.1%
Other Assets in Excess of Liabilities	2.9%
Total Net Assets	100.0%

See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2023

Assets:
Investments, at fair value (cost $23,089,835)	$22,182,758
Cash	459,044
Receivables:
Due from Adviser	154,864
Dividends and interest	82,356
Deferred organizational and offering costs (see Note 2)	14,689
Prepaid expenses	5,049
Total assets	22,898,760

Liabilities:
Payables:
Auditing fees	20,000
Distribution fees - Class I (Note 3)	14,143
Shareholder reporting fees	1,980
Fund services expense	5,528
Tax service fees	14,500
Accrued other expenses	2,592
Total liabilities	58,743
Net Assets	$22,840,017

Components of Net Assets
Paid-in Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$23,444,829
Total accumulated deficit	(604,812)
Net Assets	$22,840,017

Class I Shares:
Net assets applicable to shares outstanding	$22,840,017
Shares of beneficial interest issued and outstanding	2,351,213
Net asset value, offering and redemption price per share	$9.71

See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period May 2, 2022 (commencement of operations) to March 31, 2023

Investment Income:
Dividends	$360,768
Interest	299,256
Total investment income	660,024

Expenses:
Advisory fees	199,811
Offering costs (see Note 2)	152,863
Legal fees	118,005
Organizational expenses	62,897
Auditing fees	40,000
Trustees’ fees and expenses	31,592
Distribution fees - Class I (Note 3)	22,242
Shareholder reporting fees	21,186
Chief Compliance Officer fees	19,342
Fund services expense	14,572
Tax services	14,500
Insurance fees	1,676
Miscellaneous	1,050
Registration fees	942
Total expenses	700,678
Advisory fees waived	(199,811)
Other expenses absorbed	(256,654)
Net expenses	244,213
Net investment income	415,811

Realized and Unrealized loss:
Net realized loss on investments	(3,968)
Net change in unrealized appreciation/depreciation on investments	(907,077)
Net realized and unrealized loss on investments	(911,045)
Net Decrease in Net Assets from Operations	$(495,234)

See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period
May 2, 2022[1]
Through
March 31, 2023
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$415,811
Net realized loss on investments	(3,968)
Net change in unrealized appreciation/depreciation on investments	(907,077)
Net decrease resulting from operations	(495,234)

Distributions to Shareholders	(198,105)
Total distributions to shareholders	(198,105)

Capital Transactions:
Net proceeds from shares sold:
Class I	24,210,580
Reinvestment of distributions:
Class I	9,027
Cost of shares repurchased:
Class I	(786,251)
Net increase resulting from capital transactions	23,433,356
Total increase in net assets	22,740,017

Net Assets
Beginning of period[2]	100,000
End of period	$22,840,017

Capital Share Transactions:
Shares sold:
Class I	2,430,026
Shares reinvested:
Class I	928
Shares repurchased:
Class I	(79,741)
Net increase in capital share transactions	2,351,213

[1]	Commencement of operations
[2]	First Trust Capital Management L.P. (the “Investment Manager”) made the initial share purchase of $100,000 on April 1, 2022. The total initial share purchase of $100,000 included 10,000 shares purchased at $10.00 per share.

See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period May 2, 2022 (commencement of operations) to March 31, 2023

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(495,234)
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(18,845,139)
Sales of long-term portfolio investments	275,513
Purchase/Sales of short-term investments, net	(4,497,450)
Increase in due from adviser .	(154,864)
Increase in dividends and interest	(82,356)
Increase in deferred organizational and offering costs (see Note 2)	(14,689)
Increase in prepaid expenses	(5,049)
Increase in auditing fees	20,000
Increase in distribution fees - Class I (Note 3)	14,143
Increase in shareholder reporting fees	1,980
Increase in fund services expense	5,528
Increase in tax service fees	14,500
Increase in accrued other expenses	2,592
Net amortization on investments	(17,104)
Net realized loss on investments	(5,654)
Net change in unrealized appreciation/depreciation on investments	907,077
Net cash used for operating activities	(22,876,207)

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	24,210,580
Redemption of shares	(786,251)
Dividends paid to shareholders, net of reinvestments	(189,078)
Net cash provided by financing activities .	23,235,251

Net increase in cash	359,044

Cash:
Beginning of period	100,000
End of period	$459,044

Supplemental disclosure of non-cash activities:
Reinvested dividends	$9,027

See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.	For the Period
	May 2, 2022*
	Through
	March 31, 2023
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income(1)	0.25
Net realized and unrealized loss on investments	(0.46)
Total from investment operations	(0.20)

Less Distributions:
From net investment income	(0.09)
From net realized gain	(0.00	)(2)
Total from distributions	(0.09)

Net asset value, end of period	$9.71

Total return(3)	(2.03)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,840

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed(4)	4.73%
After fees waived and expenses absorbed(4)	1.65%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed(4)	(0.26)%
After fees waived and expenses absorbed(4)	2.81%

Portfolio turnover rate(3)	2%

*	Commencement of operations.
(1)	Based on average shares outstanding for the period.
(2)	Less than 0.005
(3)	Not Annualized.
(4)	Annualized.

See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
March 31, 2023

Note 1 - Organization

First Trust Real Assets Fund (the “Fund”), is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Amended and Restated Agreement and Declaration of Trust dated June 15, 2022 (the “Declaration of Trust”). First Trust Capital Management L.P. serves as the investment adviser (the “Investment Manager”) of the Fund. Angel Oak Capital Advisors, LLC serves as sub-adviser to the Fund (the “Sub-Adviser” or “Angel Oak”). The Investment Manager and the Sub-Adviser are investment advisers registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers shares of beneficial interest (the “Shares”) in Class I Shares and Class A Shares. Only Class I Shares have been issued as of March 31, 2023.

The Fund’s investment objective is to seek to achieve long-term real return through current income and long-term capital appreciation. Real return is total return after adjusting for inflation.

The Fund commenced operations of Class I shares on May 2, 2022. On June 29, 2022 the Fund commenced the public offering of class I shares. The Shares are generally offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares are issued at net asset value per Share. No holder of Shares (each, a “Shareholder”) has the right to require the Fund to redeem its Shares.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

(a) Consolidation of Subsidiary

The Fund may invest up to 25% of its total assets in its subsidiary, FTRAF Sub1 LLC, a Delaware limited liability company and wholly-owned and controlled subsidiary. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cashflows and Consolidated Financial Highlights of the Fund include the accounts of the FTRAF Sub1 LLC. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. FTRAF Sub1 LLC, is advised by the Investment Manager and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. FTRAF Sub1 LLC will generally invest in limited partnerships that invest in direct real estate. As of March 31, 2023, the net assets of FTRAF Sub1 LLC were $110,000, or approximately 0.5% of the Fund.

First Trust Real Assets Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2023

Note 2 - Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

UMB Fund Services, Inc., the Fund’s Administrator, calculates the Fund’s net asset value (“NAV”) as of the close of business on each business day and at such other times as the Board of Trustees (the “Board”) may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Manager carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time NAV is determined. The mid-point of the last bid and the last ask is also known as the ‘mark’.

Fixed-income securities with a remaining maturity of sixty (60) days or more will normally be valued according to dealer-supplied mean quotations or mean quotations from a recognized pricing service. Fixed-income securities for which market quotations are unavailable or are believed by the Valuation Designee not to reflect market value will be valued based upon broker-supplied quotations, provided that if such quotations are unavailable or are believed by the Valuation Designee not to reflect market value, such fixed-income securities will be valued using valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued by the Valuation Designee at amortized cost, which the Valuation Designee has determined to approximate fair value.

First Trust Real Assets Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2023

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.

The Fund will generally value shares of ETFs at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.

The Fund will generally value private investment funds in accordance with the value determined as of such date by each private investment fund in accordance with the private investment fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the private investment fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment fund.

The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Underlying Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.

Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.

The Fund values its investments in real estate investment trusts (“REITs”) based in large part on valuations provided by the external property managers of the REITs or third-party appraisers. These fair value calculations will involve significant professional judgment by the external property managers of the REITs in the application of both observable and unobservable attributes. The calculated NAVs of the REIT’s assets may differ from their actual realizable value or future fair value. The Valuation Designee may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in REITs, these valuations have a considerable impact on the Fund’s NAV.

For each period that the NAVs of the REITs are calculated by the external property managers of such REITs and Sub-REITs, each REIT’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such REIT when the valuations and income are reported. The Valuation Designee may conclude, in certain circumstances, that the information provided by any such external property manager does not represent the fair value of the Fund’s investment in a REIT and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Valuation Designee may determine to value the Fund’s investment in the REIT at a discount or a premium to the reported value received from the REIT. Any such decision will be made in good faith by the Valuation Designee, under the oversight of the Board.

In certain circumstances, the Valuation Designee may determine that a private investment fund’s or REIT’s NAV shall be adjusted more frequently. For these investments, the NAVs are adjusted daily based on the total return that each private investment fund or REIT is estimated by the Valuation Designee to generate during the period (adjusted net asset value). The Valuation Designee monitors these estimates daily and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Valuation Designee.

The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.

The Investment Adviser and/or the Sub-Adviser act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Adviser and/or the Sub-Adviser or their affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, given that the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration. Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense, including where applicable, accretion of discount and amortization of premium on investments, is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

First Trust Real Assets Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2023

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the period from the commencement of the Fund’s operations on May 2, 2022 through March 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund intends to make quarterly distributions to its shareholders equal to 5% annually of the Fund’s net asset value per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time, and increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a regulated investment company. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess amount distributed would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gains.

A Shareholder whose shares are registered in its own name will automatically be a participant under the Fund's dividend reinvestment program (the "DRIP")and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash.

(e) Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are approximately $62,897 and $167,553, respectively, of which $14,689 of the offering costs remain to be deferred.

First Trust Real Assets Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2023

Organizational costs incurred by the Fund are being reimbursed by the Investment Manager and are subject to recoupment by the Investment Manager in accordance with the Fund’s expense limitation agreement discussed in Note 3. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 3, are amortized to expense over twelve months on a straight-line basis.

Note 3 – Investment Advisory and Other Agreements and Activity with Affiliates

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly fee equal to 1.35% on an annualized basis of the Fund’s net assets as of each month-end (the “Investment Management Fee”), subject to certain adjustments.

Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and Angel Oak, Angel Oak receives a portfolio management fee equal to 0.50% on an annualized basis of their portion of the Fund’s average daily net assets. The Sub-Adviser’s fee is paid by the Investment Manager out of the Investment Management Fee.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), in the amount necessary to ensure that total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, (such as litigation expenses)) do not exceed 2.40% and 1.65% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) for an initial term of one year from April 29, 2022, the effective date of the Expense Limitation and Reimbursement Agreement (“Initial Term”). The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Investment Manager. After the Initial Term, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Manager upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the expense limit in effect at the time of the Waiver and the expense limit at the time of the recoupment.

For the period from the commencement of the Fund’s operations on May 2, 2022 through March 31, 2023, the Adviser has waived $199,811 in advisory fees and absorbed $256,654 in other expenses. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses absorbed by the Investment Manager, the Investment Manager may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At March 31, 2023, the amount of these potentially recoverable expenses was $456,465. The Adviser may recapture all or a portion of this amount no later than March 31, 2026.

Pursuant to exemptive relief from the SEC, the Fund has adopted a distribution and service plan for Class A and Class I Shares (the “Distribution and Servicing Plan”). The Fund may pay a distribution and servicing fee (the “Distribution and Servicing Fee”) of up to 1.00% and 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class A and Class I Shares, respectively, to qualified recipients. Payment of the Distribution and Servicing Fee is governed by the Distribution and Service Plan for Class A and Class I Shares which, pursuant to the conditions of the exemptive order issued by the SEC, has been adopted by the Fund with respect to the applicable class in compliance with Rule 12b-1 under the Investment Company Act. Pursuant to the Distribution and Service Plan, the Fund paid $22,242 as Distribution and Servicing Fee for Class I Shares, as reported on the Consolidated Statement of Operations.

First Trust Real Assets Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2023

First Trust Portfolios L.P., an affiliate of the Investment Manager, currently serves as the Fund’s distributor. UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

A trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the period from the commencement of the Fund’s operations on May 2, 2022 through March 31, 2023, the Fund’s allocated fees incurred for trustees are reported on the Consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the period from the commencement of the Fund’s operations on May 2, 2022 through March 31, 2023 are reported on the Consolidated Statement of Operations.

Ernst & Young LLP provides tax services to the Fund. The Fund’s allocated fees incurred for tax services for the period from the commencement of the Fund’s operations on May 2, 2022 through March 31, 2023 are reported on the Consolidated Statement of Operations.

Note 4 – Federal Income Taxes

The Fund has elected to be treated and intends to qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out all of its income and gains each year.

At March 31, 2023, gross unrealized appreciation and depreciation of investments and short securities owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of investments	$23,124,208

Gross unrealized appreciation	$12,974
Gross unrealized depreciation	(954,424)

Net unrealized depreciation on investments	$(941,450)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal period ended March 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

First Trust Real Assets Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2023

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$(88,527)	$88,527

As of March 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$321,775
Undistributed long-term capital gains	14,863
Tax accumulated earnings	336,638

Accumulated capital and other losses	-
Unrealized depreciation on investments	(941,450)
Total accumulated deficit	$(604,812)

The tax character of distributions paid during the year ended March 31, 2023 were as follows:

Distribution paid from:	2023
Ordinary income	$195,938
Net long-term capital gains	2,167
Total taxable distributions	$198,105

As of March 31, 2023, the Fund had no short-term or long-term net capital loss carryovers.

Note 5 – Investment Transactions

For the period from the commencement of the Fund’s operations on May 2, 2022 through March 31, 2023, purchases and sales of investments, excluding short-term investments, were $18,845,139 and $275,513, respectively.

Note 6 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 7 – Repurchase of Shares

The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a valuation date on or about January 22, April 22, July 22 and October 22 of each year. In each repurchase offer, the Fund may offer to repurchase its shares at their net asset value as determined as of approximately January 22, April 22, July 22 and October 22, of each year, as applicable (each such date, a “Valuation Date”). Each repurchase offer will be for no less than 5% of the shares outstanding, but if the value of shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of shares tendered. In such event, Shareholders will have their shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered shares repurchased by the Fund.

First Trust Real Assets Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

The results of the repurchase offers conducted for the period from the commencement of the Fund’s operations on May 2, 2022 through March 31, 2023, are as follows:

	Repurchase Offer	Repurchase Offer
Commencement Date	September 28, 2022	December 23, 2022
Repurchase Request Date	October 21, 2022	January 23, 2023
Repurchase Pricing Date	October 21, 2022	January 23, 2023

Net Asset Value as of
Repurchase Pricing Date
Class I Shares	$9.98	$9.80

Amount Repurchased
Class I Shares	$271,692	$514,559

Percentage of Outstanding
Shares Repurchased
Class I Shares	1.35%	2.28%

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

First Trust Real Assets Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

In accordance with Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) investments valued at the net asset value as practical expedient are no longer included in the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2023:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Asset-Backed Securities	$-	$3,159,541	$-	$3,159,541
Collateralized Mortgage Obligations	-	478,614	-	478,614
Private Investment Funds	-	-	201,829	201,829
Real Estate Investment Trusts	945,826	1,478,413	6,106,231	8,530,470
Short-Term Investments	4,497,450	-	-	4,497,450
Subtotal	$5,443,276	$5,116,568	$6,308,060	$16,867,904
Private Investment Funds				5,314,854
Total Investments				$22,182,758

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Private Investment Funds	Real Estate Investment Trusts
Balance as of May 2, 2022 (Commencement of Operations)	$-	$-
Transfers into Level 3	-	-
Transfers out of Level 3	-	-
Total gains or losses for the period
Included in earnings (or changes in net assets)	(23,171)	(343,769)
Included in other comprehensive income	-	-
Net purchases	225,000	6,450,000
Net sales	-	-
Balance as of March 31, 2023	$201,829	$6,106,231

Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$(23,171)	$(343,769)

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2023:

Investments	Fair Value	Valuation Technique(s)	Unobservable Input	Range of Input
Private Investments Funds	$201,829	Adjusted Net Asset Value	Reported net asset/fair value adjustments	N/A
Real Estate Investment Trusts	$6,106,231	Adjusted Net Asset Value	Reported net asset/fair value adjustments	N/A

Note 9 – Risk Factors

An investment in the Fund involves various risks. The Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity and fixed income securities.

No guarantee or representation is made that the investment program will be successful.

The global outbreak of coronavirus (COVID-19) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.

Certain London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of USD LIBOR may continue to be provided on a representative basis until mid-2023. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.

First Trust Real Assets Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2023

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Note 10 – Recently Issued Accounting Pronouncements and Regulatory Updates

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the consolidated financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board designated the Investment Manager as its valuation designee to perform fair value determinations and approved new Valuation Procedures for the Fund.

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03). The accounting standard update clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions and measured at fair value in accordance with Topic 820. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management is currently evaluating the impact that adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

Note 11 – Events Subsequent to the Period End

In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein.

The Board declared a cash dividend of $0.1215 per share from undistributed net investment income, payable on April 5, 2023 to Shareholders of record as of the close of business on April 4, 2023. The ex-dividend date was April 5, 2023.

The Board authorized the Fund to offer to repurchase Shares from shareholders in an amount up to 5.00% of the net assets of the Fund with an April 21, 2023 Valuation Date. Shareholders that desired to tender Shares for repurchase were required to do so on April 21, 2023. The total amount of tendered Shares was $674,701 for this repurchase offer.

The Fund’s tax year end of September 30 was changed to March 31.

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

First Trust Real Assets Fund

FUND INFORMATION

March 31, 2023 (Unaudited)

The Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available without charge, upon request, by calling the Fund at (877) 779-1999.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 - 2012); Chief Operating Officer, Brandywine Global Investment Management (1998- 2002).	17	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 - 2009).	17	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Managing Director, Veritable LP (investment advisory firm) (2016-Present); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	15	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).

First Trust Real Assets Fund

FUND INFORMATION

March 31, 2023 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc.235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007- present). President, Investment Managers Series Trust II (registered investment company) (2013- Present); Treasurer, American Independence Funds Trust (registered investment company) (2016-2018); Treasurer, Commonwealth International Series Trust (registered investment company) (2010-2015).	17	Trustee, Investment Managers Series Trust II (51 portfolios) (registered investment company).
Michael Peck Year of Birth:1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012-Present) President and Co-CIO,

Vivaldi Capital Management LP (2012 – Present); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).

				N/A	N/A

First Trust Real Assets Fund

FUND INFORMATION

March 31, 2023 (Unaudited)

Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception

Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012-Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – Present); Director, Coe Capital Management LLC (2010 – 2011).

			N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception

Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm) (2017-2018); Chief Compliance Officer, Dialect Capital Management, LP (investment advisory firm) (2008-2018).

			N/A	N/A

First Trust Real Assets Fund

FUND INFORMATION

March 31, 2023 (Unaudited)

Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc.235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017); Assistant Vice President, Client Relations Manager (2002 – 2013), each with UMB Fund Services, Inc.

			N/A	N/A

*The fund complex consists of the Fund, AFA Multi-Manager Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Corbin Multi-Strategy Fund, LLC, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, The Optima Dynamic Alternatives Fund, Variant Alternative Income Fund, Variant Impact Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund.

**Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with the Fund’s Administrator.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877)-779-1999.

First Trust Real Assets Fund

FUND INFORMATION

March 31, 2023 (Unaudited)

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877)-779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.

First Trust Real Assets Fund

235 West Galena Street

Milwaukee, WI 53212

Toll Free: (877) 779-1999

	TICKER	CUSIP
First Trust Real Assets Fund – Class I Shares	FTREX	33742N202

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

------------------

(a)	The aggregate fees billed for the fiscal period from May 2, 2022 through March 31, 2023, for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $53,100 (this includes $10,000 of fees for the audit of the Fund’s seed financials).

Audit-Related Fees

------------------

(b)	The aggregate fees billed for the fiscal period from May 2, 2022 through March 31, 2023, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0.

Tax Fees

------------------

(c)	The aggregate fees billed for the fiscal period from May 2, 2022 through March 31, 2023, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0.

All Other Fees

------------------

(d)	The aggregate fees billed for the fiscal period from May 2, 2022 through March 31, 2023, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)	(1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period from May 2, 2022 through March 31, 2023 that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal period from May 2, 2022 through March 31, 2023, of the registrant was $0.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

APPENDIX A — PROXY VOTING POLICIES AND PROCEDURES - First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940. Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds, or may invest more than 10% of its total assets in the securities of other investment companies.2 Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (i) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

•	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

•	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

•	Under Rule 12d1-4 under the Investment Company Act of 1940, a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii)  monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC and First Trust Private Assets Fund (collectively, the “Tender Offer Funds”) are “fund of funds” that invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Tender Offer Funds will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Tender Offer Funds do receive such notices or proxies and the Tender Offer Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Tender Offer Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

The Tender Offer Funds are required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Tender Offer Funds Form N-PX filings will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC and First Trust Private Assets Fund, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only (including Infinity Core Alternative Fund).

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

2 The three percent (3%) limit is measured at the time of investment.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES - Angel Oak Capital Advisors, LLC

Policy

The Advisers as a matter of policy and as a fiduciary to our Clients1 have responsibility for voting proxies for portfolio securities consistent with the best economic interests of our Clients. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940 to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, including how an adviser addresses material conflicts that can arise between an adviser’s interests and those of its Clients; (b) disclose to Clients how they obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to its Clients. In addition, SEC Rule 204-2(c)(2) requires investment advisers that exercise voting authority with respect to Client securities to maintain certain records relating to the adviser’s proxy voting activities.

The Advisers will vote all proxies in the best interests of Clients and in accordance with the procedures outlined below, unless otherwise mandated by Client instructions, the investment management agreement, or applicable law. Our policy includes the responsibility to receive and vote Client proxies and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

When voting proxies for holdings of U.S. Registered Funds managed by the Advisers, please review the relevant Trust’s Proxy Voting Policy.

When voting proxies for Client holdings in other Registered Funds, please ensure voting decisions comply with the relevant Trust’s Fund of Funds Investments Policy and the Advisers’ Affiliated Fund Investments Policy.

Procedures

•	If Clients delegate proxy voting to the Advisers, the relevant Clients’ custodians are connected to ProxyEdge, a third-party proxy management system from Broadridge used to track and vote proxies. This set-up is part of the Compliance team’s new Client onboarding process. The Advisers have not engaged ProxyEdge, Broadridge, or any other third-party for proxy advisory services. The Compliance team must preclear any use of prepopulated or automated voting in ProxyEdge.

•	The Compliance team adds all portfolio managers as users in ProxyEdge if the portfolio manager oversees holdings that have proxy votes.

•	Prior to voting any proxy, the portfolio manager of the holding with the proxy vote, in consultation with the Compliance team if necessary, will determine if there are any conflicts of interest related to the proxy. If a conflict is identified, the Compliance team will decide as to whether the conflict is material. If it is deemed to be material, the conflict will be addressed as outlined below. In addition to analyzing whether there are conflicts of interest, the portfolio manager is required to determine that any information relied upon to vote the proxy is believed to be materially accurate and complete.

•	Absent material conflicts, the portfolio manager will determine how the relevant Adviser should vote the proxy in accordance with applicable voting guidelines as described below. It is the relevant portfolio manager’s duty to ensure that all proxy votes are cast in a timely manner.

Voting Guidelines

•	In the absence of specific voting guidelines from the Client, the Advisers will vote proxies in the best interests of each particular Client. The Advisers’ policy is to vote all proxies from a specific issuer the same way for each Client unless instructed otherwise by a Client or unless there is a situation where the differing investment objectives of Clients lead to different voting directions being in the best interest of different Clients. Clients are permitted to place reasonable restrictions on each Adviser’s voting authority in the same manner they place restrictions on the selection of account securities or establish other investment guidelines.

•	In certain situations, proxy voting is delegated to sub-advisors who advise on the relevant investments undergoing a proxy. These proxies are managed solely by the sub-advisor and are not tracked by the Advisers. As indicated in the Advisers’ Sub-Advisor Due Diligence Policy, the Advisers review the sub-advisor’s proxy voting policy to confirm the policy is effective and complies with the SEC’s requirements. On a quarterly basis, the Compliance team will confirm with any relevant sub-advisor whether they are maintaining appropriate records with respect to the proxies voted on behalf of the Advisers’ Clients.

•	The Advisers will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors, unless conflicts of interest are raised by an auditor’s non-audit services. The Advisers will seek to maximize long-term value for Clients, protect Clients’ rights, and promote governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.

•	The Advisers will generally vote against proposals that cause board members to become entrenched or that cause unequal voting rights.

•	In reviewing proposals, the Advisers will further consider the opinion of management as well as the effect of the proposal on management, shareholder value, and the issuer’s business practices. Throughout the proxy voting window, the Advisers will assess all known and publicly available information with respect to the proxy vote. This can include information made available by the issuer after the proxy vote has been initiated but prior to the proxy vote submission deadline. For example, this may entail information released by the issuer in response to recommendations made by proxy advisory firms.

•	In certain circumstances, the Advisers may refrain from voting where the economic or other opportunity cost to a Client of voting a company’s proxy exceeds any anticipated benefits (for the relevant Client) of that proxy proposal. In each situation, the relevant portfolio manager’s decision not to vote will be documented, reviewed by Compliance, and retained in the relevant Adviser’s books and records. The portfolio manager will be required to confirm that they believe that refraining from voting is in the best interest of the relevant Client.

Additional ERISA Considerations

The Advisers may manage assets of a benefit plan for the purposes of Title I of the Employment Retirement Income Security Act of 1974 (“ERISA”). For each ERISA fund managed, the Advisers would need to comply with ERISA’s Fiduciary Duties Regarding Proxy Voting and Shareholder Rights rule (the “ERISA Rule”). The ERISA Rule is largely in-keeping with this Policy. The ERISA Rule adds additional emphasis regarding ERISA fiduciaries’ requirement to carry out all proxy votes prudently and solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to participants and beneficiaries, additionally noting that ERISA fiduciaries must act solely in accordance with the economic interest of the plan considering only factors that they prudently determine will affect the economic value of the plan’s investment based on a determination of risk and return over an appropriate investment horizon. The ERISA Rule contains additional due diligence and monitoring requirements with respect to the selection and use of third-party proxy advisory firms. The Advisers do not use a proxy advisory firm as noted below.

Conflicts of Interest

•	The Advisers will identify any conflicts that exist between the interests of any Adviser and any Client by reviewing the relationship of the Advisers with the issuer of each security to determine if any Adviser has any relationship with the issuer.

•	The Advisers will identify any conflicts that exist between the interests of any Client and another Client by reviewing each Client’s holdings in the relevant issuer to ensure whether any Client’s holdings at other levels in the issuer’s capital structure conflict with the holdings for which there is a proxy vote.

•	If a material conflict of interest exists, the relevant Adviser will disclose the conflict to the affected Client(s), to give the Client(s) an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.

•	The Advisers will maintain a record of the voting resolution of any conflict of interest.

Client Requests for Information

•	All Client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance team.

•	In response to any request, the Compliance team will prepare a written response to the Client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how the relevant Adviser voted the Client’s proxy with respect to each proposal about which the Client inquired.

Use of Third-Party Proxy Advisory Services

Registered investment advisers can use independent third-party proxy advisory services to assist the adviser by making recommendations regarding how proxies should be voted. The use of proxy advisory services does not relieve an adviser’s obligation to vote in the client’s best interest nor remove an adviser’s obligation to provide full and fair disclosure of any conflicts of interest. Currently, the Advisers predominantly trade fixed-income products which generally do not hold proxy votes and therefore very few proxies are voted by the Advisers. Given the limited number of proxies, the Advisers have not engaged a third-party proxy advisory service. In the future, the Advisers may engage such a service. At that time, the Advisers would be required to vet the independence of the firm engaged to cast those votes, ascertain whether the firm has the capacity and competency to adequately analyze proxy voting issues, evaluate the staffing adequacy and quality of the firm’s personnel, and review the robustness of the firm’s policies and procedures to ensure accurate votes and mitigate conflicts of interest.

In addition, given the Advisers’ obligations to provide full and fair disclosure to their Clients of all material facts relating to the advisory relationship, any future engagements with proxy advisory firms will be disclosed to all Clients. If the Advisers use any automated or pre-populated voting services provided by the proxy advisory firms, the Advisers would disclose the extent of that use and under what circumstances the Advisers use such services. Moreover, the Advisers would need to create policies and disclosures to address the use of automated or pre-populated voting in cases where the Advisers become aware before the proxy voting submission deadline that the issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon.

Certification

Portfolio managers are required to certify each quarter, that all proxies, if any, voted by the portfolio manager have been voted in the best interest of the Client(s). Such certification will demonstrate that each Adviser’s personnel are periodically reminded of their obligations under this Policy even during extended periods of no proxy activity involving Client positions.

Regulatory Reporting

Form N-PX

Each U.S. Registered Fund has an obligation to file Form N-PX with the SEC no later than August 31 of each year, containing the proxy voting record of each Registered Fund for the twelve-month period ended June 30. Form N-PX is generally filed by the Registered Funds’ administrator.

The relevant Adviser of any Registered Fund will assist the administrator with the filing of Form N-PX by notifying the administrator of any proxy votes cast on behalf of a Registered Fund and providing the following information for each security for which a proxy vote was cast during the reporting period: (a) the name of the issuer; (b) the exchange ticker symbol; (c) the CUSIP identifier; (d) the shareholder meeting date; (e) a brief description of the matter voted on; (f) whether the matter was proposed by the issuer or by a security holder; (g) whether a vote was cast on behalf of the Registered Fund; (h) how the vote was cast (e.g., for or against the proposal, or abstain; for or withhold for election of directors); and (i) whether the registrant cast its vote for or against management.

The Compliance team will review for accuracy a draft of the Form N-PX provided by the administrator prior to filing and will provide the relevant Adviser’s authorization to file the Form N-PX with the SEC.

Form ADV

A brief summary of each Adviser’s proxy voting policy and procedures will be included in the Adviser’s Form ADV Part 2A and will be updated at least annually or at any time there are material changes to the policy or procedures. The summary will include information as to how Clients can request a copy of each Adviser’s proxy voting policy and procedures and how Clients can request information from the Adviser regarding how proxies were voted on behalf of the Client’s account.

Testing

In order to determine that the Advisers are casting votes on behalf of Clients consistent with this Policy, the Advisers’ Compliance team samples at least ten percent of the proxy votes cast on behalf of Clients on an annual basis to confirm compliance with the Policy.

As part of the Advisers’ annual review, the Advisers review and document at least annually the adequacy of this Policy to ensure that it has been formulated reasonably and implemented effectively, including whether the Policy continues to be reasonably designed to ensure that the Advisers cast any votes in the best interests of Clients.

Recordkeeping

The Advisers will retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that each Adviser receives which is detailed in an automated monthly report received from ProxyEdge which details the Advisers’ full proxy voting record;

•	A record of each vote that an Adviser casts;

•	Any document an Adviser created that was material to deciding how to vote proxies, or that memorializes that decision;

•	Any documentation of a determination that a conflict of interest exists and the resolution of that conflict; and

•	A copy of each written request from a Client for information on how an Adviser voted such Client’s proxies, and a copy of any written response.

1            Clients of the Advisers may include: Publicly offered open-end and closed-end registered investment companies registered under the Investment Company Act of 1940 (“Registered Funds”); a publicly offered Undertaking for Collective Investment of Transferable Securities (UCITS) fund registered with the Central Bank of Ireland (“UCITS Fund”); private investment funds organized as pooled investment vehicles exempt from registration under the Investment Company Act of 1940 by Section 3(c)(1) or 3(c)(7) (“Private Funds”); publicly traded real estate investment trusts (“Public REITs”); pooled investment vehicles exempt from registration under the Investment Company Act of 1940 by Section 3(c)(5) (“3(c)(5) Funds”); and institutional and high net-worth individual investors (“Separately Managed Accounts”).

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides brief biographical information about the members of First Trust Capital Management L.P. (the “Investment Adviser”) and Angel Oak Capital Advisors, LLC, (the "Sub-Adviser"), who are primarily responsible for the day-to-day management of First Trust Real Assets Fund’s portfolio as of the date of the filing of this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012

- Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012

– Present)

Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception

Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014

- Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – Present)

Portfolio Management
Sam Dunlap	Chief Investment Officer-Public Strategies	10/26/2017	Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, LLC 2009-present	Portfolio Management
Colin McBurnette	Senior Portfolio Manager	10/26/2017	Senior Portfolio Manager, Angel Oak Capital Advisors, LLC 2012-present	Portfolio Management

(a)	(2) The following table provides information about portfolios and accounts, other than First Trust Real Assets Fund, for which the members of the Investment Committee of the Investment Adviser and the Sub-Adviser are primarily responsible for the day-to-day management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	1 account $4M	3 accounts $65M	0 Accounts	6 accounts $918M	2 accounts $156M	0 Accounts
Brian Murphy	1 account $4M	3 accounts $65M	0 Accounts	6 accounts $918M	3 accounts $223M	0 Accounts
Sam Dunlap	0 Accounts	0 Accounts	0 Accounts	9 accounts $3.1B	1 account $140M	16 accounts $510M
Colin McBurnette	0 Accounts	1 account $108.2M	0 Accounts	10 accounts $3.8B	3 accounts $255M	10 accounts $84.3M

Conflicts of Interest

The Investment Adviser, the Sub-Adviser and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser, the Sub-Adviser or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser, the Sub-Adviser or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser and the Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser and Sub-Adviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) The below information is provided as of March 31, 2023.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all employees of the Investment Manager and to participate in the Investment Manager’s 401(k) plan. In addition, they are members of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates.

A competitive base salary and a performance-based bonus (paid in April each year) structure are in place for all asset management team members of Angel Oak. Portfolio managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual and firm. The discretionary bonus structure gives Angel Oak the ability to remain competitive under current market conditions affecting compensation across the industry. The compensation structure of key investment professionals is structured to incent long-term client retention and client service.

(a)(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of March 31, 2023:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	$10,000 - $50,000
Brian Murphy	$0 – $10,000
Sam Dunlap	None
Colin McBurnette	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)  Not applicable.

(a)(4)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Real Assets Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2023

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 9, 2023

* Print the name and title of each signing officer under his or her signature.